Exhibit (c)(8)

DRAFT PRELIMINARY & ILLUSTRATIVE C O N F I D E N T I A L 1 0 N O V E M B E R 2 0 2 0 P R E S E N T A T I O N T O T H E S P E C I A L C O M M I T T E E T O T H E B O A R D Project Salamander

DRAFT C O N F I D E N T I A L P R O J E C T S A L A M A N D E R Disclaimer The information herein has been prepared by Lazard based upon information supplied by the Company or publicly available information, and portions of the information herein may be based upon certain statements, estimates and forecasts provided by the Company with respect to the anticipated future performance of the Company. We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company or any other entity, or concerning solvency or fair value of the Company or any other entity. With respect to financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of the Company as to the future financial performance of the Company. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. The information set forth herein is based upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, unless indicated otherwise. These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of Lazard; provided, however, that you may disclose to any and all persons the U.S. federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure. Lazard is acting as investment banker to the Special Committee to the Board of Directors, and will not be responsible for and will not provide any tax, accounting, actuarial, legal or other specialist advice. 1

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Summary of Transaction Terms • $16.25 per share in cash Indicative Price - Represents a 107% premium over Beta’s closing price of $7.85 on November 9, 2020 • Offer represents an equity value of ~$592 million and an enterprise value of ~$689 million • Acquisition of 100% of the outstanding Beta common shares on a fully diluted basis by way of a cash merger in which a Structure wholly-owned subsidiary of Salamander would merge with and into Beta pursuant to which each share of Beta not owned by Salamander or held by a holder who demands appraisal would be converted into the right to receive $16.25 per share Financing • No financing conditions; transaction expected to be financed through cash-on-hand or existing credit facilities • Beta is subject to customary non-solicitation provisions • Fiduciary out permits Beta to engage in discussions regarding unsolicited superior proposals and to withdraw its recommendation of the existing transaction, subject to Beta’s right to renegotiate prior to termination of the Agreement or Deal Protection withdrawal of Beta’s recommendation • Termination fee of 2% of the aggregate consideration payable in the transaction, payable by Beta to Salamander if Beta terminates in order to take a superior proposal or under other specific circumstances within 12 months of such termination • The obligation of Merger Sub to consummate the offer is subject to satisfaction of customary closing conditions, including, among others: - The Company Shareholder Approval and the Minority Shareholder Approval (majority of shares not held by Salamander and its Closing affiliates) have each been obtained Conditions - No material adverse effects (COVID-19 and regulatory developments, side effects and adverse events with respect to Beta’s products are not excluded from material adverse effect definition) • Approval from Beta Special Committee to the Board and Salamander Board on final offer • Salamander will execute a voting agreement in favor agreeing to vote for the Merger. The obligation to vote in favor of the Merger terminates upon the earlier of the termination of the Agreement [and the Closing] Other Terms • “Drop-dead date” of 6 months after Agreement Date • Parties to use reasonable best efforts to consummate the existing transaction Source: Merger agreement. 2 Note: Pro forma for 12/31/20 transaction date but excluding follow-on offering that will not be pursued if transaction with Salamander is announced.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Overview of Transaction Consideration ($ and amounts in millions, except per share values) Offer Price $16.25 Basic Shares Outstanding 31.7 Options 1.9 Share Count Restricted Stock Units 1.9 (Treasury Stock Method)1 Stock Appreciation Rights 0.8 Warrants 0.0 Fully Diluted Shares Outstanding 36.4 Equity Value Offer Value $592 Cash and Equivalents ($112) Net Debt 2 Debt $209 (As of 9/30/2020) Net Debt $97 Enterprise Value Transaction Value $689 Premium To: Spot Price (11/09/20): $7.85 107% Premium 15-day VWAP: $7.98 104% 52-Week High Closing Price (1/6/20): $15.75 3% Source: FactSet, Company filings, and press releases. 3 Note: Market data as of November 9, 2020. 1 Calculated using treasury stock method. 2 Balances as of 9/30/2020 pro forma for $38mm drawdown on credit facility on November 2, 2020.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Overview of Process to Date • December 27, 2019: Salamander acquired Roivant’s ~75% ownership stake in Beta as part of a larger transaction and formed a new company as a wholly owned subsidiary - In exchange for ~$3 billion the existing majority shareholder at the time of the transaction (Roivant) transferred ownership interests in five of its subsidiaries, one of which was Beta, to Salamander—Following this transaction, Salamander has ~75% ownership of Beta’s outstanding common shares—Beta also entered into a $300 million dollar unsecured debt facility with Salamander • September 28, 2020: Salamander indicated to Beta that it would be interested in acquiring the company and asked Beta if it would be open to receiving an offer • October 2, 2020: Beta communicated to Salamander that it would be open to receiving an offer • November 6, 2020: Salamander proposed an initial offer of $12.50 per share in cash to Beta • November 7, 2020: After a conversation between advisors, Salamander proposed a subsequent offer of $14.25 per share • November 8, 2020: After a subsequent conversation between advisors, Beta proposed a counteroffer of $18.00 per share • November 9, 2020: After a subsequent conversation between advisors, Salamander responded to Beta’s request of $18.00 per share by increasing Salamander’s offer from $14.25 per share to $15.25 per share • November 9, 2020: After a subsequent conversation between advisors later in the day, Beta responded to Salamander’s proposal of $15.25 per share by proposing $16.50 per share upfront plus two CVRs, each $0.75 per share expiring in fiscal year 2023 achieved on $300 million and $400 million in total annual sales respectively • November 10, 2020: Beta and Salamander communicated directly at which time Salamander revised their offer to $15.75 per share • November 10, 2020: Following a subsequent conversation between Beta and Salamander, Salamander provided a best-and-final offer of $16.25 per share 4

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Overview of Potential Assets to Be Valued The Company has two assets valued on a sum-of-the-parts basis Program Preclinical Phase 1 Phase 2 Phase 3 Approved Included in Base Cases Commentary U.S. EU Japan • EU pricing dynamics limit ïƒ» commercial potential OAB PDUFA: Dec. 26, 2020 100% ✓ïƒ» • Ex-U.S. value modeled as upside Licensed to Kyorin assuming partnership OAB in Men ïƒ» • Ex-U.S. value modeled as upside Phase 3 Top-line in 2H 2021 80% with BPH ✓ïƒ» assuming partnership Vibegron Licensed to Kyorin IBS- Phase 2a Top-line • Ex-U.S. value modeled as upside Associated 20% in Nov. 2020 ✓ïƒ»ïƒ» assuming partnership Pain Phase 2a DSMB • Ex-U.S. value modeled as upside URO-902 15% in Early 2021 ✓ïƒ»ïƒ» assuming partnership Cumulative 5 Source: Company filings and Beta Management as of November 2020. PoS .

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Company Share Price Performance – Since IPO ($ per share) Beta trades below its 52-week high and has traded down since the closure of the Roivant/Salamander deal Trading Statistics Summary Capitalization Volume Price Current Price (11/09/20) $7.85 Market Value $272 (000s) 52-Week High 15.75 Plus: Debt 209 2 $20 52-Week Low 7.16 Less: Cash (112) 2 2,000 February 22, 2019 June 13 2019 YTD Performance (49.4%) Enterprise Value $369 Enters into Flexible Announces FY 2018 Agreement for up to financial results Transient stock $100mm Debt March 5, 2020 price jump at Financing with Announces FDA Acceptance of NDA closing of Roivant / Hercules Capital for Vibegron for the Treatment of Salamander deal Overactive Bladder 15 1,500 October 31, 2019 Roivant and Salamander S&P 500: Announce Strategic Alliance 22% NBI:1 13% 10 1,000 Beta: December 30, 2019 (33%) Roivant and Salamander March 19, 2019 announce completion of Announces positive Transaction for Strategic Top-line results from Alliance; unwinding of short June 18, 2020 October 7, 2020 Pivotal Ph. III interest contributed to temporary Announces Announces Co- 5 March 23, 2020 500 EMPOWUR Study of bump collaboration Promotion Agreement for Appoints James Vibegron in Patients agreement with Vibegron with Sunovion Robinson as w/ Overactive Sunovion Pharmaceuticals President and Chief Bladder Pharmaceuticals Executive Officer 0 0 Sep-18 Feb-19 Aug-19 Jan-20 Jun-20 Nov-20 Volume Beta S&P 500 NBI Source: FactSet and Company press releases. 6 Note: Market data as of November 9, 2020. 1 Indicates the NASDAQ Biotechnology Index. 2 Balances as of 9/30/2020 pro forma for $38mm draw on credit facility.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Share Prices Traditionally Are Pressured during a Company’s First Launch We analyzed the stock price performance for 91 biopharma companies launching their first drug in their first indication. Approvals can be a meaningful catalyst for share price appreciation, but generally more limited than clinical results. In the long term, few biopharmas perform well in the years following their first launch NBI-Adjusted Stock Price Performance Pre and Post Approval1 Selected Comparable Companies: Post-Approval 3-Month 1 Year 2 Year 30% Company Post-Ann. Post-Ann. Post-Ann. 9%2 Radius 2% (24%) (49%) TherapeuticsMD (14%) (49%) (85%) 15% (2%) +4% (24%) +11% 0% 3%2 (15%) (15%) (3%)2 (11%) (30%) (25%) (8%) (45%) (48%) (50%) (60%) 75th Percentile (75%) Median (72%) 25th Percentile (90%) 3-Mo. At 3-Mo. 1-Yr. 1.5-Yr. 2-Yr. Pre-Ann. Approval Post-Ann. Post-Ann. Post-Ann. Post-Ann. N=90 N=91 N=89 N=75 N=66 N=56 Source: Company filings and FactSet. 7 1 Based on equal-weighted stock performance prior to and after FDA approval and adjusted for the NASDAQ Biotech Index performance over the same period. 2 Based on performance 1-Day post approval.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Overview of Beta Analyst Price Targets and Ratings ($ per share) Evolution of Analyst Recommendations Analyst Price Targets and Ratings Analyst Price Target Rating Buy Hold Sell Stock Price Analyst Price Target 30.00 $18.00 Buy (11/02/20) 25.00 $23.00 Buy $23.00 (11/02/20) $28.00 Buy (8/19/20) 15.00 5 5 5 4 3 3 3 3 3 3 3 3 3 Current: Median: $7.85 $23.00 Selected Analyst Commentary $7.85 “We remain confident that market demand for vibegron is likely to be high, despite the atypical market conditions imposed by the emergence of the COVID-19 pandemic. Investors should note that substantial face-to-face (F2F) sales promotional activity has already 5.00 resumed across much of the specialty pharmaceuticals sector.” —H.C. Wainwright (August 19, 2020) “… we see points for potential best-in-class positioning by 0.00 vibegron due to broader label claims, convenient dosing, and a -20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 favorable side-effect profile/absence of drug-drug interactions. In Ratings as a % of Total addition, we see compelling optionality for vibegron in OAB-related to 0% 0% 0% 0% 0% 0% 0% 0% 0% BPH and IBS-related pain. Finally, local gene therapy asset hMaxi-K Neutral 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% has encouraging potential within the pharmacologically refractory Buy 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% OAB patient population, in our view.” —J.P. Morgan (November 2, 2020) Source: FactSet and equity research. 8 Note: Market data as of November 9, 2020.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Analyst Benchmarking ($ in millions, except per share values) Brokers primarily focus their valuation on OAB in the U.S. with high assumed PoS. Beyond OAB, inclusion of other indications / assets in forecasts is more variable Vibegron Price OAB OAB in Men with BPH IBS-Associated Pain URO-902 WACC Target Included Peak PoS Included Peak PoS Included Peak PoS 1 $28 ✓ $1,200 90%ïƒ» — NA ✓ NA 50%ïƒ» 12.0% ) 23 ✓ 800 85% ✓ 250 35% ✓ 325 15%ïƒ» 13.0% (11/02/2020) 18 ✓ 863 90%ïƒ» — NAïƒ» — NAïƒ» 11.0% (11/02/2020) ercentile $26 $1,032 90% $125 35% $244 41% 13% Median 23 863 90% — 35% 163 33% 12% Mean 23 954 88% 83 35% 163 33% 12% 25th Percentile 21 832 88% — 35% 81 24% 12% Source: FactSet and equity research. 9 1 Based on 12/31/19 report date.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Overview of Financial Analysis Assumptions • Details as to the Special Committee’s forecasts and equity financing assumptions are below: - The Special Committee developed its forecasts based upon forecasts previously created by Management but modified by the Special Committee, in particular to adjust assumptions regarding price increases and future market share gains—The Special Committee has directed Lazard to use the Special Committee forecasts for valuation purposes—Management had been planning a $350mm equity financing in Q3-Q4 2020, which the Special Committee has instructed Lazard to assume would be necessary in a stand-alone scenario—For purposes of modeling the effect of this equity financing, the Special Committee directed Lazard to assume $350mm in near-term equity financing raised at a 17.5% discount to 15-day VWAP—A 17.5% discount is the midpoint of the range for recent comparable biotech follow on offerings as provided by an investment bank retained by the Audit Committee to the Board of Directors for purposes of evaluating such a financing—Lazard also assumed the proceeds would be post a 6% financing fee, consistent with the market for similar biotech companies 10

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Analyst Forecast Benchmarking ($ in millions) Jefferies and J.P. Morgan both provide long-term revenue forecasts; however Jefferies does not assign any value to vibegron in OAB in Men with BPH and IBS-Associated Pain which contributes to the difference in probability-adjusted net sales starting in 2026. Beta Special Committee projections remain above analyst forecasts for a majority of the forecast period when considering probability-adjusted net sales Unprobabilized Net Sales Probability-Adjusted Net Sales $2,400 $1,800 Jefferies Jefferies 2,200 1,600 HCW HCW 2,000 JPM 1,400 JPM 1,800 1,600 Beta—Special Committee 1,200 Beta—Special Committee Beta—Management Beta—Management 1,400 1,000 1,200 1,000 800 800 600 600 400 400 200 200 0 0 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 ‘26 ‘27 ‘28 ‘29 ‘30 ‘31 ‘32 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 ‘26 ‘27 ‘28 ‘29 ‘30 ‘31 ‘32 Jefferies $0 $101 $265 $389 $526 $613 $644 $676 $710 $746 $783 $822 $863 Jefferies $0 $91 $238 $351 $473 $552 $580 $609 $639 $671 $705 $740 $777 HCW 5 115 HCW 5 104 JPM 10 57 162 285 412 630 808 967 1,094 1,227 1,315 JPM 8 48 137 235 336 521 663 790 881 974 1,039 Beta—Special Committee1 1 56 158 366 475 627 757 986 1,207 1,382 1,534 1,708 1,854 Beta—Special Committee1 1 56 158 365 472 621 732 845 933 1,001 1,047 1,105 1,151 Beta—Management2 1 56 158 366 575 729 886 1,147 1,403 1,615 1,804 1,986 2,138 Beta—Management2 1 56 158 365 572 724 861 1,006 1,128 1,235 1,317 1,383 1,435 Source: FactSet, equity research, and Beta Special Committee, and Management assumptions. 11 1 Beta Special Committee Forecast as of November 2020. 2 Beta Management Forecast as of November 2020.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Benchmarking Analysis: Launch Curve ($ in millions) The chart below illustrates the Myrbetriq and Beta (OAB) launch curves Non-Probability-Adjusted Net Sales $1,300 1,200 1,100 1,000 900 800 700 600 500 400 300 200 100 0 L+1 L+2 L+3 L+4 L+5 L+6 L+7 L+8 L+9 L+10 L+11 L+12 L+13 L+14 Myrbetriq $152 $246 $371 $500 $645 $763 $817 $857 $899 $865 $571 $275 $120 $9 % Growth 62% 51% 35% 29% 18% 7% 5% 5% (4%) (34%) (52%) (56%) (92%) Beta—Special Committee1 56 158 361 459 598 695 773 825 866 883 909 927 936 140 % Growth 183% 129% 27% 30% 16% 11% 7% 5% 2% 3% 2% 1% (85%) Beta—Management2 56 158 361 559 701 824 933 1,021 1,099 1,153 1,187 1,211 1,223 183 % Growth 183% 129% 55% 25% 17% 13% 9% 8% 5% 3% 2% 1% (85%) Source: EvaluatePharma and Beta Special Committee and Management assumptions. 1 Beta Special Committee Forecast as of November 2020. 12 2 Beta Management Forecast as of November 2020.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Special Committee Case Summary Net Revenue Forecast ($ in millions) OAB constitutes the majority of revenue throughout the forecast period (70%+ on an adjusted basis). However, BPH, IBS, and 902 are expected to meaningfully contribute to revenue in the long term, contributing ~6%, ~37%, and 93% in terms of unadjusted revenue at their peak $1,200 1,000 800 Expected entrance of mirabegron Revenue generics in 2024 Net 600 Adjusted 400 200 0 ‘20E ‘21E ‘22E ‘23E ‘24E ‘25E ‘26E ‘27E ‘28E ‘29E ‘30E ‘31E ‘32E ‘33E ‘34E ‘35E ‘36E ‘37E ‘38E OAB BPH IBS 902 Unadjusted Revenue 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 OAB $1 $56 $158 $361 $459 $598 $695 $773 $825 $866 $883 $909 $927 $936 $140 $49 $22 $12 $7 BPH 0 0 0 4 16 28 42 54 62 66 70 75 80 85 13 4 2 1 1 IBS 0 0 0 0 0 0 20 104 198 302 418 547 662 701 105 37 17 9 5 902 0 0 0 0 0 0 0 55 122 148 163 176 185 190 196 202 208 214 171 Total Revenue $1 $56 $158 $366 $475 $627 $757 $986 $1,207 $1,382 $1,534 $1,708 $1,854 $1,912 $454 $292 $249 $237 $184 % Growth n.m. 183% 132% 30% 32% 21% 30% 22% 15% 11% 11% 9% 3% (76%) (36%) (15%) (5%) (22%) Source: Beta Special Committee Forecast as of November 2020. 13

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Special Committee Case Summary P&L Forecast – WholeCo Non-Probability Adjusted ($ in millions) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E 2038E OAB 1 56 158 361 459 598 695 773 825 866 883 909 927 936 140 49 22 12 7 BPH 0 0 0 4 16 28 42 54 62 66 70 75 80 85 13 4 2 1 1 IBS 0 0 0 0 0 0 20 104 198 302 418 547 662 701 105 37 17 9 5 902 0 0 0 0 0 0 0 55 122 148 163 176 185 190 196 202 208 214 171 Net Revenue $1 $56 $158 $366 $475 $627 $757 $986 $1,207 $1,382 $1,534 $1,708 $1,854 $1,912 $454 $292 $249 $237 $184 % Growth n/m 183% 132% 30% 32% 21% 30% 22% 15% 11% 11% 9% 3% (76%) (36%) (15%) (5%) (22%) COGS 0 6 21 26 34 45 54 67 79 89 97 106 115 118 24 14 11 10 8 % Margin 0% 10% 13% 7% 7% 7% 7% 7% 7% 6% 6% 6% 6% 6% 5% 5% 4% 4% 4% Merck Royalty 0 6 16 38 50 68 83 104 123 141 157 176 193 199 26 9 4 2 1 ICI Royalty 0 0 0 0 0 0 1 3 7 10 14 18 23 27 28 28 29 28 22 Gross Profit $1 $45 $121 $302 $391 $514 $619 $811 $999 $1,143 $1,266 $1,407 $1,524 $1,568 $376 $241 $205 $196 $153 % Margin 90% 80% 77% 83% 82% 82% 82% 82% 83% 83% 83% 82% 82% 82% 83% 82% 82% 83% 83% R&D 81 83 120 157 128 67 36 34 25 25 25 23 21 19 17 15 13 12 10 % Margin n/m 148% 76% 43% 27% 11% 5% 3% 2% 2% 2% 1% 1% 1% 4% 5% 5% 5% 5% S&M 62 127 162 188 197 237 285 377 375 356 316 312 305 292 53 25 16 12 7 % Margin n/m 227% 103% 51% 42% 38% 38% 38% 31% 26% 21% 18% 16% 15% 12% 8% 6% 5% 4% U.S. G&A 28 39 40 42 44 46 47 49 50 51 52 53 54 30 30 30 30 30 30 % Margin n/m 69% 25% 11% 9% 7% 6% 5% 4% 4% 3% 3% 3% 2% 7% 10% 12% 13% 16% Switzerland G&A 0 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 % Margin 0% 4% 1% 1% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 1% 1% 1% 2% Sunovion Co-Promote 0 0 0 16 26 34 42 40 0 0 0 0 0 0 0 0 0 0 0 % Margin 0% 0% 0% 4% 6% 6% 6% 4% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% Operating Income (EBIT) ($170) ($205) ($203) ($103) ($6) $128 $208 $309 $547 $709 $872 $1,017 $1,142 $1,224 $274 $169 $143 $140 $103 % Margin NA NA NA NA NA 20% 27% 31% 45% 51% 57% 60% 62% 64% 60% 58% 57% 59% 56% (-) Switzerland Taxes 0 0 0 0 0 (5) (8) (12) (21) (28) (34) (40) (44) (48) (11) (7) (6) (5) (4) % Switzerland Statutory Tax Rate 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% (-) U.S. Taxes 0 0 0 0 0 (18) (29) (45) (80) (103) (127) (149) (167) (179) (40) (25) (21) (21) (15) % U.S. Statutory Tax Rate 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% Depreciation 0 0 1 3 4 5 6 8 10 11 12 14 15 15 4 2 2 2 1 % Margin 52% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% CapEx (1) (0) (1) (3) (4) (5) (6) (8) (10) (11) (12) (14) (15) (15) (4) (2) (2) (2) (1) % Margin (149%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) â^† in NWC (0) (3) (5) (10) (5) (8) (7) (11) (11) (9) (8) (9) (7) (3) 73 8 2 1 3 % of â^† in Sales 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% (+) Merck Reg. Milestone Amort. 0 1 1 1 1 1 1 1 1 1 1 1 1 1 0 0 0 0 0 (+) ICI Reg. Milestone Amort. 0 0 0 0 0 0 1 1 1 1 1 1 1 1 1 1 1 0 0 (+) Merck Sales Milestone Amort. 0 0 1 3 1 1 10 3 3 3 3 3 3 3 0 0 0 0 0 (-) ICI Sales Milestone Payment 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (-) ICI Reg. Milestone Payment 0 0 0 (5) 0 0 (10) 0 0 0 0 0 0 0 0 0 0 0 0 Unlevered FCF ($170) ($207) ($206) ($115) ($9) $99 $168 $246 $440 $574 $708 $825 $928 $999 $297 $147 $120 $115 $86 % Margin n/m n/m n/m n/m n/m 16% 22% 25% 36% 42% 46% 48% 50% 52% 65% 50% 48% 48% 47% Memo: EBITDA ($170) ($205) ($201) ($100) ($2) $133 $214 $317 $557 $720 $884 $1,031 $1,156 $1,239 $277 $171 $145 $142 $104 % Margin n/m n/m n/m n/m n/m 21% 28% 32% 46% 52% 58% 60% 62% 65% 61% 58% 58% 60% 57% Memo: Tax-Effected NOL Benefit $0 $0 $0 $0 $0 $5 $8 $12 $21 $14 $0 $0 $0 $0 $0 $0 $0 $0 $0 % Margin 0% 0% 0% 0% 0% 1% 1% 1% 2% 1% 0% 0% 0% 0% 0% 0% 0% 0% 0% Source: Beta Special Committee Forecast as of November 2020. 14 Note: Fiscal year ends March 31st.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Special Committee Case Summary P&L Forecast – WholeCo Probability Adjusted ($ in millions) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E 2038E OAB 1 56 158 361 459 598 695 773 825 866 883 909 927 936 140 49 22 12 7 BPH 0 0 0 4 13 23 34 44 50 53 56 60 64 68 10 4 2 1 0 IBS 0 0 0 0 0 0 4 21 40 60 84 109 132 140 21 7 3 2 1 902 0 0 0 0 0 0 0 8 18 22 24 26 28 29 29 30 31 32 26 Net Revenue $1 $56 $158 $365 $472 $621 $732 $845 $933 $1,001 $1,047 $1,105 $1,151 $1,173 $201 $90 $58 $47 $34 % Growth n/m 183% 131% 29% 32% 18% 15% 10% 7% 5% 6% 4% 2% (83%) (55%) (36%) (19%) (28%) COGS 0 6 21 26 34 44 52 60 65 70 72 76 79 80 13 5 3 2 2 % Margin 10% 13% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 6% 6% 5% 5% 5% Merck Royalty 0 6 16 38 49 67 80 93 102 110 116 123 128 131 17 6 3 1 1 ICI Royalty 0 0 0 0 0 0 0 1 1 2 2 3 3 4 4 4 4 4 3 Gross Profit $1 $45 $121 $301 $389 $510 $600 $692 $764 $820 $856 $904 $941 $958 $167 $75 $48 $39 $28 % Margin 80% 77% 83% 82% 82% 82% 82% 82% 82% 82% 82% 82% 82% 83% 83% 83% 83% 83% R&D 81 72 71 77 62 41 26 18 17 17 17 15 14 13 11 10 9 8 6 % Margin n/m 130% 45% 21% 13% 7% 4% 2% 2% 2% 2% 1% 1% 1% 6% 11% 15% 16% 19% S&M 62 127 162 186 195 231 247 261 244 218 173 175 177 176 28 11 5 4 2 % Margin n/m 227% 103% 51% 41% 37% 34% 31% 26% 22% 16% 16% 15% 15% 14% 12% 9% 7% 6% U.S. G&A 28 39 40 42 44 45 46 47 48 49 50 51 52 28 28 28 28 28 28 % Margin n/m 69% 25% 11% 9% 7% 6% 6% 5% 5% 5% 5% 4% 2% 14% 31% 48% 59% 83% Switzerland G&A 0 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 % Margin 0% 4% 1% 1% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 3% 5% 6% 8% Sunovion Co-Promote 0 0 0 16 26 34 41 40 0 0 0 0 0 0 0 0 0 0 0 % Margin 0% 0% 0% 4% 5% 5% 6% 5% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% Operating Income (EBIT) ($170) ($195) ($154) ($21) $61 $158 $239 $324 $454 $535 $615 $660 $696 $738 $97 $23 $3 ($3) ($11) % Margin NA NA NA NA 13% 25% 33% 38% 49% 53% 59% 60% 60% 63% 48% 26% 5% NA NA (-) Switzerland Taxes 0 0 0 0 (2) (6) (9) (13) (18) (21) (24) (26) (27) (29) (4) (1) (0) 0 0 % Switzerland Statutory Tax Rate 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% (-) U.S. Taxes 0 0 0 0 (9) (23) (33) (47) (66) (78) (90) (96) (102) (108) (14) (3) (0) 0 0 % U.S. Statutory Tax Rate 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% Depreciation 0 0 1 3 4 5 6 7 7 8 8 9 9 9 2 1 0 0 0 % Margin 52% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% CapEx (1) (0) (1) (3) (4) (5) (6) (7) (7) (8) (8) (9) (9) (9) (2) (1) (0) (0) (0) % Margin (149%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) â^† in NWC (0) (3) (5) (10) (5) (7) (6) (6) (4) (3) (2) (3) (2) (1) 49 6 2 1 1 % of â^† in Sales 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% (+) Merck Reg. Milestone Amort. 0 1 1 1 1 1 1 1 1 1 1 1 1 1 0 0 0 0 0 (+) ICI Reg. Milestone Amort. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (+) Merck Sales Milestone Amort. 0 0 1 3 1 1 10 3 3 3 3 3 3 3 0 0 0 0 0 (-) ICI Sales Milestone Payment 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (-) ICI Reg. Milestone Payment 0 0 0 (1) 0 0 (2) 0 0 0 0 0 0 0 0 0 0 0 0 Unlevered FCF ($170) ($197) ($157) ($29) $47 $124 $201 $263 $370 $436 $503 $539 $569 $604 $128 $25 $4 ($2) ($10) % Margin n/m n/m n/m n/m 10% 20% 27% 31% 40% 44% 48% 49% 49% 52% 64% 27% 7% n/m n/m Memo: EBITDA ($170) ($195) ($153) ($18) $65 $163 $245 $331 $461 $543 $624 $669 $705 $748 $99 $24 $4 ($2) ($11) % Margin n/m n/m n/m n/m 14% 26% 33% 39% 49% 54% 60% 61% 61% 64% 49% 27% 6% n/m n/m Memo: Tax-Effected NOL Benefit $0 $0 $0 $0 $2 $6 $9 $13 $18 $3 $0 $0 $0 $0 $0 $0 $0 $0 $0 % Margin 0% 0% 0% 0% 1% 1% 1% 2% 2% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% Source: Beta Special Committee Forecast as of November 2020. 15 Note: Fiscal year ends March 31st.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Preliminary and Illustrative Beta Valuation Summary ($ in billions, except per share values) Variable Per Share Value Implied Metrics Assumptions Current Price: $7.85 Offer Price: $16.25 TEV 1 • 18.25-year probability-adjusted sum-of-the parts DCF from 4Q20 to 1Q2039 Special Committee • WACC range of 8.5% – 11.5% $12.80 $16.80 $1.0—$1.4 DCF Case 2 • Terminal growth rate of (30%) – (10%)1 • $350mm equity financing at 17.5% discount to 15-day VWAP g s. i n EV / • 0.7x – 1.3x Beta’s unadjusted L+5 revenue of ~$627mm, based on 25th to 75th percentile of selected d mp L+5 Revenue $7.00 $10.55 $0.4—$0.8 comparable companies ra C o T t $7.25 e n • 1.3x – 2.5x Beta’s unadjusted L+5 revenue of ~$627mm, based on 25th to 75th percentile of selected d Upfront / L+5 ece Txn. Revenue $10.65 $19.00 $0.8—$1.6 precedent transactions Pr • Based on Jefferies equity research report from November 2, 2020 Street Case $8.10 $13.40 $0.6—$1.1 • With assumed financing DCF Management Case $18.30 $23.75 $1.5—$2.0 • Management Case does not adjust price increases and future market share gains to reflect expected generic entrant (mirabegron) in 2024 $11.10 al Only ci 1-Day $13.15 $16.00 $1.0—$1.3 • 68% – 104% 1-day premium to unaffected, based on 25th to 75th percentile of selected precedent transactions since 2018 with TV of $1-$10bn and a target with a pre-commercial stage product ommer $17.60 s—C i s 52-Week High $19.70 $26.15 $1.7—$2.3 • 25% – 66% 52-week premium to unaffected, based on 25th to 75th percentile of selected precedent l y Pre transactions since 2018 with TV of $1-$10bn and a target with a pre-commercial stage product Purposes A na ia $12.50 • 60% – 138% 1-day premium to unaffected, based on 25th to 75th percentile of selected precedent l a 1-Day $12.55 $18.70 $1.0—$1.6 Prem i c transactions since 2018 with TV of $1-$10bn and a target with a commercial stage product m er $12.70 Reference om • (18%) – 30% 52-week premium to unaffected, based on 25th to 75th percentile of selected precedent C 52-Week High $12.90 $20.50 $1.0—$1.7 transactions since 2018 with TV of $1-$10bn and a target with a commercial stage product For tives 52-Week High / $7.15 $15.75 • 52-week trading range of $7.16 per share (March 18, 2020) to $15.75 per share (January 6, 2020) c $0.5—$1.3 Low sp e r Pe • Analyst price target range of 3 research analysts Analyst Price - Low price target of $18 per share based on Jefferies equity research report from November 2, 2020, high ket $18.00 $28.00 $1.5—$2.4 r a Targets price target of $28 per share based on H.C. Wainwright equity research report from August 19, 2020 M - Median price target of $23 per share $0 $5 $10 $15 $20 $25 $30 $35 For reference only: 1. Implied share price of $7.25 using estimated multiple on BridgeBio acquisition of Eidos Therapeutics of ~0.8x L+5 Revenue 2. Implied share price of $11.10 using BridgeBio acquisition of Eidos Therapeutics 1-day unaffected share price premium of ~41% 3. Implied share price of $17.60 using BridgeBio acquisition of Eidos Therapeutics 52-week unaffected share price premium of ~12% 4. Implied share price of $12.50 using Ionis acquisition of Akcea Therapeutics 1-day unaffected share price premium of ~59% 5. Implied share price of $12.70 using Ionis acquisition of Akcea Therapeutics 52-week unaffected share price premium of ~(19%) Source: Management, equity research, and FactSet. 16 Note: Market data as of November 9, 2020. Figures rounded to nearest $5mm and $0.05 per share. 1 Assuming financing for all outcomes. 2 Based on Probability-Adjusted Beta Special Committee Forecast. Midpoint of the range is $14.65 per share assuming 10% WACC and TGR of -20%. Terminal value represents ~0% of total enterprise value.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Special Committee Case Preliminary and Illustrative Probability-Adjusted Sum-of-the-Parts DCF ($ in millions, except per share values) Equity Value per Share Commentary Value / Share • Valuation date of December 31, $20 2020 Offer Price: $16.25 • 18.25-year DCF forecast through March 2039 $0.25 - See Appendix for DCF analysis $0.40 15 $0.30 • Assumed $350mm equity $0.90 financing at 17.5% discount to ($3.70) 15-day VWAP $2.05 • Terminal value in 2039 based on terminal growth rate of (20%) Current Share Price: - Represents ~0% of total 10 $7.85 enterprise value • WACC of 10% $14.50 $14.65 - See Appendix for WACC $12.30 analysis 5 • U.S. and Swiss tax rate of 21% and 13.04%, respectively - 70% / 30% positive EBIT allocation between U.S. and Switzerland 0 - 95.5% of losses are allocated to OAB BPH IBS-Pain 902 G&A Total Net Cash NOLs Total Equity Switzerland and accrue as Enterprise Value usable NOLs Value • Projected net cash of POS 100% 100% 20% 15% N/A N/A N/A N/A N/A approximately $189mm1 as of NPV $1,343 $82 $38 $25 ($345) $1,143 $189 $27 $1,360 December 31, 2020 Source: Beta Special Committee Forecast as of November 2020 and FactSet. 17 Note: Market data as of November 9, 2020. Figures rounded to nearest $5mm and $0.05 per share. Due to rounding, numbers in table may not sum to numbers in bar chart above. 1 Balances as of 9/30/2020 pro forma for October 2020—December 2020 drawdowns on credit facility, $14mm FDA approval milestone payment, and Q3 2020 expected cash burn.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Special Committee Case Preliminary and Illustrative Probability-Adjusted DCF Sensitivity Analysis ($ per share) Sensitivity Equity Value per Share Comments Base Case DCF Value: $14.65 • Current: L+4 revenue growth rates based on bottoms-up forecast • Sensitivity: Assumes 2024 generic Myrbetriq pressures result in OAB Growth Rate ($9.00) +$10.35 flat market share 2024 and beyond – L+4 revenue growth rates based on more consistent growth in outer years • Current: 80% PoS • Sensitivity: 50% PoS – 100% PoS BPH POS ($0.20) +$0.85 • Current: 20% cumulative PoS • Sensitivity: 0% PoS – 46% PoS, where 46% represents IBS POS ($0.50) +$1.60 increased PoS from successfully completing the next phase of clinical development • Current: 15% cumulative PoS • Sensitivity: 0% PoS – 55% PoS, where 55% represents 902 POS ($0.35) +$1.95 increased PoS from successfully completing the next phase of clinical development • Current: No Ex-U.S. • Sensitivity: Ex-U.S. revenue in OAB, OAB in men with BPH, Ex-U.S. Revenue $0.00 +$2.25 IBS-associated pain and 902 based on management projections • Current: 10% • Sensitivity: 8.5%—11.5% WACC ($1.85) +$2.15 $2 $7 $12 $17 $22 $27 Source: Beta Special Committee Forecast as of November 2020 and FactSet. 18 Note: Market data as of November 9, 2020. POS is probability of success. Figures rounded to nearest $0.05 per share.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Special Committee Case Preliminary and Illustrative Probability-Adjusted DCF Sensitivity Analysis (cont’d) ($ per share) Sensitivity Equity Value per Share Comments Base Case DCF Value: $14.65 • Current: $350mm equity financing at 17.5% discount to 15-day VWAP • Sensitivity: $400mm total equity financing – no Financing Size ($0.65) +$12.60 equity financing • Current: 17.5% discount to current 15-day VWAP of $7.98 • Sensitivity: 20% discount to share price – 8% Share Price Discount ($0.25) +$1.70 discount to share price • Current: Equity financing assuming current 15-day VWAP of $7.98 • Sensitivity: Equity financing assuming 10% Current Share Price ($0.90) +$1.90 lower share price – 10% higher share price • Current: Current 15-day VWAP for both rounds of financing Share Price for Second • Sensitivity: 30% lower share price for second ($0.45) +$1.40 Financing financing – 10% higher share price for second financing $10 $15 $20 $25 $30 Source: Beta Special Committee Forecast as of November 2020 and FactSet. 19 Note: Market data as of November 9, 2020. Figures rounded to nearest $0.05 per share.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Overview of Selected Comparable Companies ($ in millions) Below are selected publicly traded non-oncology biotech companies with near-to-market or recently launched first products Lead Product Market Enterprise % of 52-Week L+5 EV / Company Status Value Value High Revenue2 L+5 Revenue Product Indication 1 (Approval ) Voclosporin Lupus Nephritis Filed (1/22/21) $1,817 $1,379 64% $1,047 1.3x Fintepla Dravet Syndrome Marketed (6/25/20) 3 1,291 961 41% 749 1.3x (fenfluramine) LGS Filing POMC & LEPR Deficiency Setmelanotide Filed (11/27/20) 1,089 887 79% 812 1.1x Obesity Nexletol Marketed Hypercholesterolemia 787 572 38% 621 0.9x (bempedoic acid) (2/21/20) Orladeyo Hereditary Angioedema Filed (12/3/20) 744 693 69% 465 1.5x (berotralstat) Chronic Graft vs. Host 4 Belumosudil Filing 577 462 64% 617 0.7x Disease Ibsrela Chronic Kidney Disease 5 Filed (4/29/21)5 508 373 64% 617 0.6x (tenapanor) Zokinvy Progeria & Progeroid Filed (11/20/20) 312 212 60% 358 0.6x (lonafarnib) Laminopathies 75th Percentile: $1,139 $906 66% $765 1.3x Median: 766 632 64% 619 1.0x Mean: 891 692 60% 661 1.0x 25th Percentile: 560 440 55% 579 0.7x Memo: 6 Beta Vibegron Overactive Bladder Filed (12/26/20) $272 $433 50% $627 0.7x Source: FactSet, Evaluate Pharma, company filings, websites, and corporate presentations. Note: Market data as of November 9, 2020. For companies with products launching prior to 6/30, the Launch year is defined as L+1. For launches after 6/30, the year in which the product launches is defined as L+0. Launch assumed shortly after approval date / expected approval. 1 Represents FDA approval date, if marketed. Represents PDUFA date, if BLA / NDA filed. 2 Revenue estimates represent broker median estimate for L+5. 20 3 FDA meeting to discuss sNDA held in September. 4 NDA filed on September 30, 2020; PDUFA date not yet provided. 5 Approved in IBS-C, but not yet promoted pending partnering. 6 Unadjusted Beta Special Committee Forecast as of November 2020.

DRAFT P R O J E C T S A L A M A N D E R PRELIMINARY & ILLUSTRATIVE Overview of Selected Precedent Transactions ($ in millions) Below are precedent transactions involving non-oncology biotech companies with near-to-market or recently launched first products Lead Program Consideration Upfront / L+5 Ann. Date Acquiror Target 3 L+5 Product Indication Status (Approval) Upfront Total Revenue Revenue Oct-20 Acoramidis ATTR Phase III $2,753 $2,753 $3,658 0.8x Aug-20 Palforzia Food Allergy Marketed (1/31/20) 2,411 2,411 958 2.5x Chronic immune Sep-19 Doptelet Marketed (6/27/19) 800 846 631 1.3x thrombocytopenia Sep-19 Eptinezumab Migraine prevention Filed (2/21/20) 1,577 1,798 623 2.5x Fibrodysplasia 1 Feb-19 Palovarotene Filing 857 1,103 678 1.3x ossificans progressiva 2 Jan-18 Cx601 Crohn’s disease Filed 579 579 240 2.4x Jul-16 Veltassa Hyperkalemia Marketed (10/21/15) 1,432 1,432 532 2.7x 75th Percentile: $1,994 $2,105 $818 2.5x Median: 1,432 1,432 631 2.4x Mean: 1,487 1,561 1,046 1.9x 25th Percentile: 828 975 577 1.3x Source: Company filings, press releases, and equity research. Note: For companies with products launching prior to 6/30, the Launch year is defined as L+1. For launches after 6/30, the year in which the product launches is defined as L+0. Launch assumed shortly after approval date / expected approval. Eidos expected launch in H2 2022 based on broker consensus. 21 1 An NDA for Clementia’s palovarotene for episodic flare-up treatment of fibrodysplasia ossificans progressiva was expected to be submitted to the U.S. Food and Drug Administration (FDA) in the second half of 2019. 2 Filed with EMA and had a positive CHMP opinion. In pivotal trial in the U.S. 3 Transaction totals include contingent consideration.

DRAFT C O N F I D E N T I A L P R O J E C T S A L A M A N D E R Appendix

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Overview of the Company’s Top 25 Shareholders ($ in millions, except per share values) There is a high concentration of ownership among top 25 shareholders and relatively low weighted-average cost basis % Ownership Ownership Stake and Position Current Estimated # Shareholder of the Minority Cumulative Holdings (000s) Market Value Cost Basis Stake 1 Salamander 72.5% 22,963 $186 NA NA 2 Perceptive Advisors 7.5% 80.0% 2,367 19 27.2% 9.34 3 Keith Katkin 3.9% 84.0% 1,250 10 14.4% 12.20 4 Baker Bros. Advisors 3.2% 87.1% 1,000 8 11.5% 10.90 5 Fidelity Management & Research 2.3% Top 5 89.4% 713 6 8.2% 10.89 6 Alyeska Investment Group 2.0% 91.3% 621 5 7.1% 11.35 7 Pekin Hardy Strauss 1.2% 92.5% 387 3 4.5% 11.38 8 BlackRock 1.0% 93.5% 310 3 3.6% 10.99 9 Samsara Biocapital 0.5% 94.0% 157 1 1.8% 10.00 10 Cornelia Haag-Molkenteller 0.5% Top 10 94.5% 145 1 1.7% 10.98 11 Vanguard 0.4% 94.9% 131 1 1.5% 10.08 12 Bryan Smith 0.4% 95.3% 128 1 1.5% 10.91 13 Renaissance Technologies 0.3% 95.6% 109 1 1.3% 10.08 14 Walt Johnston 0.3% 96.0% 109 1 1.2% 10.08 15 Banco Bilbao Vizcaya Argentaria 0.3% Top 15 96.3% 102 1 1.2% 10.08 16 Infinity Q Capital Management 0.3% 96.6% 95 1 1.1% 10.15 17 Wildcat Capital Management 0.3% 96.9% 95 1 1.1% 8.89 18 Geode Capital Management 0.3% 97.2% 89 1 1.0% 9.50 19 Christine Ocampo 0.2% 97.4% 77 1 0.9% 10.98 20 Northern Trust 0.2% Top 20 97.6% 59 0 0.7% 10.06 21 Kornitzer Capital Management 0.2% 97.8% 51 0 0.6% 10.98 22 Kovitz Investment Group 0.1% 97.9% 39 0 0.4% NA 23 Wells Fargo 0.1% 98.0% 38 0 0.4% 10.27 24 Millennium Management 0.1% 98.1% 35 0 0.4% 10.08 25 Personal CFO Solutions 0.1% Top 25 98.2% 34 0 0.4% 10.08 Weighted-Average Cost Basis $10.58 Source: Bloomberg and FactSet. 22 Note: Market value as of November 9, 2020.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Declining short interest in Beta Modest Short Pressure Suggesting No Short Thesis signals improving sentiment Beta short interest has declined from a recent high of 1.5mm shares in December ’19 to 0.8mm shares currently, but remains high at 11% of the float; short interest trends are an important sentiment indicator Short Interest (LS) vs. Price (RS) – November ’18 to November ’20 Commentary Unwinding short interest • Low liquidity such 1.8m contributed to late ’19 / that relatively early ’20 spike small trades can $16 have large price 1.6m impacts • On-exchange and 1.4m off-exchange $14 Beta short interest is volume on trending lower indicating 12/31/2019 were improving sentiment Beta 1.2m ~6.0x and ~6.5x SI 0.8mm the average daily $12 trading volume, 1.0m respectively Interest • Short interest Price declined from $10 Short 0.8m 1.1mm shares as of 12/31/2019 to 842k shares as of 0.6m Beta $8 1/15/2020 PX $7.85 • Likely that three 0.4m large blocks executed on $6 12/31/2019 and 0.2m short covering at year end contributed to the 0 $4 unusual price Nov ‘18 Feb ‘19 May ‘19 Aug ‘19 Nov ‘19 Feb ‘20 May ‘20 Aug ‘20 Nov ‘20 increase around 12/31/2019 Source: Bloomberg. 23 Note: Market data as of November 9, 2020.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Elevated block trading in November Block Trading Activity ’19 and December ’19 likely associated with Baker Brothers stake Block trading is off-exchange share trading in large size and is the preferred means of hedge funds and large institutions to trade equities; Beta block trading activity was elevated in Nov and Dec ’19, likely associated with Baker Brothers stake of 1mm shares and has otherwise been modest. Limited off-exchange block trading in the last several months has been $9.00 – $13.40 per share November ’19 to November ’20 (# of blocks above 5k shares) Beta Trading Activity 1-Year Average • Block trading volume and the number of blocks traded were particularly high in November ’19 and December ’19, with 3 # of Large Blocks 9 particularly large block trades aggregating 738k shares on # of Shares 154k 11/01/19 at $9.68, likely associated with Baker Brothers’ stake of 1mm shares Trading patterns in 18 November and December • In recent months, consistent with the normal share trading ’19 signal block activity 17 by Baker Brothers volume in Beta shares, off-exchange block activity has been Recent block trading modest activity suggests low 14 hedge fund activity • The low level of block trading suggests minimal shareholder 13 shifts and modest institutional selling 12 12 Block trading represents a key trend to analyze it # of Large • as Blocks previously represented heightened selling activity by large 10 10 institutions Top 10 Largest Blocks since November ’19 Date Volume Price 11/01/19 380,089 $9.68 11/01/19 200,000 $9.68 4 4 11/01/19 158,200 $9.68 3 3 02/11/20 93,393 $11.07 02/11/20 93,393 $11.05 1 06/30/20 54,197 $9.84 12/11/19 50,000 $12.27 November December January February March April May June July August September October November 03/06/20 50,000 $13.40 # of 03/24/20 50,000 $10.08 Shares 738K 262k 161k 199k 224k 195k 51k 277k 128k 92k 23k 77k 10k 01/23/20 47,370 $13.25 Source: Bloomberg. 24 Note: Market data as of November 9, 2020.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Beta – Illustrative Cash Runway Analysis ($ in millions) Inclusive of two equity financings totaling $350mm, Beta is expected to be able to fund operations through September 2022 Illustrative Beta Cash Burn Observations $550 Potential First Financing of $200mm • ~$250mm cash as of the end of Q3 2020 Commercial Second Financing of $150mm $500 Approval Launch ~$74mm of cash on the Company’s balance—$450 sheet $400—$38mm of cash drawn down from Salamander credit facility in November 2020 $350 $337—$14mm FDA approval milestone payment $300 $273 $249 $200mm in Q3 2020 and—equity financing $250 $221 $150mm equity financing in Q4 2020 $200 $174—~$50mm of cash burn in Q3 2020 $150 $133 • Current cash position expected to fund $100 operations through September 2022 $69 • Limited float and low trading volume may $50 $16 make substantial follow-on equity raise Q3 ’22 Q4 ‘22 Q1 ‘23 Q2 ‘23 challenging $0 Q3 ‘20 Q4 ‘20 Q1 ‘21 Q2 ‘21 Q3 ‘21 Q4 ‘21 Q1 ‘22 Q2 ‘22 • Standstill agreement with Salamander ($50) ($29) effectively requires their pro rata ($70) participation to use equity issuance as a ($100) source of cash ($150) ($110) • Covenants on Salamander Credit Facility ($142) also limit ability to access some types of ($200) debt financing Source: Management and Company filings. 25

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Special Committee Case Preliminary Probability-Adjusted DCF Analysis ($ in millions, except per share values) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E 2038E OAB 1 56 158 361 459 598 695 773 825 866 883 909 927 936 140 49 22 12 7 BPH 0 0 0 4 13 23 34 44 50 53 56 60 64 68 10 4 2 1 0 IBS 0 0 0 0 0 0 4 21 40 60 84 109 132 140 21 7 3 2 1 902 0 0 0 0 0 0 0 8 18 22 24 26 28 29 29 30 31 32 26 Net Revenue $1 $56 $158 $365 $472 $621 $732 $845 $933 $1,001 $1,047 $1,105 $1,151 $1,173 $201 $90 $58 $47 $34 % Growth n/m 183% 131% 29% 32% 18% 15% 10% 7% 5% 6% 4% 2% (83%) (55%) (36%) (19%) (28%) COGS 0 6 21 26 34 44 52 60 65 70 72 76 79 80 13 5 3 2 2 % Margin 10% 13% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 6% 6% 5% 5% 5% Merck Royalty 0 6 16 38 49 67 80 93 102 110 116 123 128 131 17 6 3 1 1 ICI Royalty 0 0 0 0 0 0 0 1 1 2 2 3 3 4 4 4 4 4 3 Gross Profit $1 $45 $121 $301 $389 $510 $600 $692 $764 $820 $856 $904 $941 $958 $167 $75 $48 $39 $28 % Margin 80% 77% 83% 82% 82% 82% 82% 82% 82% 82% 82% 82% 82% 83% 83% 83% 83% 83% R&D 81 72 71 77 62 41 26 18 17 17 17 15 14 13 11 10 9 8 6 % Margin n/m 130% 45% 21% 13% 7% 4% 2% 2% 2% 2% 1% 1% 1% 6% 11% 15% 16% 19% S&M 62 127 162 186 195 231 247 261 244 218 173 175 177 176 28 11 5 4 2 % Margin n/m 227% 103% 51% 41% 37% 34% 31% 26% 22% 16% 16% 15% 15% 14% 12% 9% 7% 6% U.S. G&A 28 39 40 42 44 45 46 47 48 49 50 51 52 28 28 28 28 28 28 % Margin n/m 69% 25% 11% 9% 7% 6% 6% 5% 5% 5% 5% 4% 2% 14% 31% 48% 59% 83% Switzerland G&A 0 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 % Margin 0% 4% 1% 1% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 3% 5% 6% 8% Sunovion Co-Promote 0 0 0 16 26 34 41 40 0 0 0 0 0 0 0 0 0 0 0 % Margin 0% 0% 0% 4% 5% 5% 6% 5% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% Operating Income (EBIT) ($170) ($195) ($154) ($21) $61 $158 $239 $324 $454 $535 $615 $660 $696 $738 $97 $23 $3 ($3) ($11) % Margin NA NA NA NA 13% 25% 33% 38% 49% 53% 59% 60% 60% 63% 48% 26% 5% NA NA (-) Switzerland Taxes 0 0 0 0 (2) (6) (9) (13) (18) (21) (24) (26) (27) (29) (4) (1) (0) 0 0 % Switzerland Statutory Tax Rate 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% (-) U.S. Taxes 0 0 0 0 (9) (23) (33) (47) (66) (78) (90) (96) (102) (108) (14) (3) (0) 0 0 % U.S. Statutory Tax Rate 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% Depreciation 0 0 1 3 4 5 6 7 7 8 8 9 9 9 2 1 0 0 0 % Margin 52% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% CapEx (1) (0) (1) (3) (4) (5) (6) (7) (7) (8) (8) (9) (9) (9) (2) (1) (0) (0) (0) % Margin (149%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) â^† in NWC (0) (3) (5) (10) (5) (7) (6) (6) (4) (3) (2) (3) (2) (1) 49 6 2 1 1 % of â^† in Sales 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% (+) Merck Reg. Milestone Amort. 0 1 1 1 1 1 1 1 1 1 1 1 1 1 0 0 0 0 0 (+) ICI Reg. Milestone Amort. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (+) Merck Sales Milestone Amort. 0 0 1 3 1 1 10 3 3 3 3 3 3 3 0 0 0 0 0 (-) ICI Sales Milestone Payment 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (-) ICI Reg. Milestone Payment 0 0 0 (1) 0 0 (2) 0 0 0 0 0 0 0 0 0 0 0 0 Unlevered FCF ($170) ($197) ($157) ($29) $47 $124 $201 $263 $370 $436 $503 $539 $569 $604 $128 $25 $4 ($2) ($10) % Margin n/m n/m n/m n/m 10% 20% 27% 31% 40% 44% 48% 49% 49% 52% 64% 27% 7% n/m n/m EBITDA ($170) ($195) ($153) ($18) $65 $163 $245 $331 $461 $543 $624 $669 $705 $748 $99 $24 $4 ($2) ($11) % Margin n/m n/m n/m n/m 14% 26% 33% 39% 49% 54% 60% 61% 61% 64% 49% 27% 6% n/m n/m PV of PV of Terminal Value (TV) Equity Value Per Share With Discount Enterprise Value with TGR of: PV of Equity Value With TGR of: Rate Cash With TGR of: Net Debt NOLs TGR of: Flows (30%) (20%) (10%) (30%) (20%) (10%) (30%) (20%) (10%) (30%) (20%) (10%) 8.5% $1,380 ($4) ($7) ($12) $1,346 $1,343 $1,338 $189 $30 $1,565 $1,563 $1,558 $16.82 $16.79 $16.74 10.0% 1,175 (3) (5) (9) = 1,145 1,143 1,140 + 189 + 27 = 1,361 1,360 1,356 14.67 14.66 14.62 11.5% 1,000 (3) (4) (6) 972 971 968 189 25 1,187 1,185 1,183 12.83 12.82 12.79 Source: Beta Special Committee Forecast as of November 2020. 26 Note: Fiscal year ends March 31st.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Street Case Street Case Probability-Adjusted DCF Analysis ($ in millions, except per share values) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E Commentary Vibegron U.S. Sales 0 91 238 351 473 552 580 609 639 671 705 740 777 Vibegron EU Royalties 0 0 0 0 0 0 0 0 0 0 0 0 0 • Most forecast Net Revenue $0 $91 $238 $351 $473 $552 $580 $609 $639 $671 $705 $740 $777 assumptions based % Growth n.m. 163% 47% 35% 17% 5% 5% 5% 5% 5% 5% 5% on Jefferies 11/2 COGS 0 7 19 28 38 44 46 49 51 54 56 59 62 updated report with Gross Profit $0 $84 $219 $323 $435 $508 $533 $560 $588 $617 $648 $681 $715 some modifications: % Margin n.m. 92% 92% 92% 92% 92% 92% 92% 92% 92% 92% 92% 92% Vibegron Royalty Payments 0 10 26 39 52 61 64 67 70 74 78 81 85 % Margin n.m. 11% 11% 11% 11% 11% 11% 11% 11% 11% 11% 11% 11% •1 Assumes R&D runoff R&D 66 86 43 22 11 5 3 3 3 3 3 3 3 starting in 2022 that % Margin n.m. 95% 18% 6% 2% 1% 1% 0% 0% 0% 0% 0% 0% SG&A 91 164 188 207 223 239 253 266 277 288 299 311 324 flatlines at $3mm, % Margin n.m. 180% 79% 59% 47% 43% 44% 44% 43% 43% 42% 42% 42% beginning in 2026 Payment to Licensing Partners 30 0 0 20 0 0 20 0 0 0 0 0 0 % Margin n.m. 0% 0% 6% 0% 0% 3% 0% 0% 0% 0% 0% 0% Operating Income (EBIT) ($187) ($176) ($38) $36 $149 $203 $193 $224 $238 $253 $268 $285 $303 •2 Applies Swiss tax % Margin n.m. NA NA 10% 32% 37% 33% 37% 37% 38% 38% 39% 39% domicile and NOL (-) Switzerland Taxes 0 0 0 (1) (6) (8) (8) (9) (9) (10) (10) (11) (12) balance % Switzerland Statutory Tax Rate 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% (-) U.S. Taxes 0 0 0 (5) (22) (30) (28) (33) (35) (37) (39) (42) (44) % U.S. Statutory Tax Rate 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% •3 Net cash of $189mm NOPAT ($187) ($176) ($38) $29 $121 $165 $157 $182 $194 $206 $218 $232 $246 assumes two equity % Margin n.m. NA NA 8% 26% 30% 27% 30% 30% 31% 31% 31% 32% financings of $200mm Depreciation 0 0 0 0 0 0 0 0 0 0 0 0 0 and $150mm in Q3 % of Revenue n.m. 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 2020 and Q4 2020, CapEx 0 (5) (5) (5) (5) (5) (5) (5) (5) (5) 5 5 5 % Margin n.m. 6% 2% 1% 1% 1% 1% 1% 1% 1% (1%) (1%) (1%) respectively â^† in NWC 0 (12) (18) (15) (16) (11) (6) (6) (6) (7) (7) (7) (7) % of Revenue n.m. (14%) (8%) (4%) (3%) (2%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) •4 Midpoint of the range Unlevered FCF ($187) ($193) ($61) $10 $101 $149 $146 $171 $183 $194 $217 $230 $244 is $9.95 per share PV of Terminal Value (TV) Enterprise Value with TGR of: Equity Value With TGR of: Equity Value Per Share With assuming 10% WACC Discount With TGR of: PV of TGR of: and TGR of (20%) Cash Net Debt Rate NOLs Flows (30%) (20%) (10%) (30%) (20%) (10%) (30%) (20%) (10%) (30%) (20%) (10%) 8.5% $573 $171 $263 $456 $767 $859 $1,052 ($189) $23 $956 $1,049 $1,242 $10.40 $11.38 $13.41 •5 Terminal value represents ~30% of 10.0% $490 $140 $213 $359 = $651 $724 $871 + ($189) + $21 = $841 $914 $1,060 $9.17 $9.95 $11.50 total enterprise value 11.5% $418 $115 $173 $285 $553 $611 $723 ($189) $20 $742 $800 $912 $8.12 $8.74 $9.93 Source: Jefferies as of November 2, 2020. 27 Note: Fiscal year ends March 31st.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Management Case Preliminary Probability-Adjusted Management DCF Analysis ($ in millions, except per share values) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E 2038E OAB 1 56 158 361 559 701 824 933 1,021 1,099 1,153 1,187 1,211 1,223 183 64 29 16 9 BPH 0 0 0 4 13 23 34 44 50 53 56 60 64 68 10 4 2 1 0 IBS 0 0 0 0 0 0 4 21 40 60 84 109 132 140 21 7 3 2 1 902 0 0 0 0 0 0 0 8 18 22 24 26 28 29 29 30 31 32 26 Net Revenue $1 $56 $158 $365 $572 $724 $861 $1,006 $1,128 $1,235 $1,317 $1,383 $1,435 $1,460 $244 $105 $65 $51 $36 % Growth n/m 183% 131% 57% 27% 19% 17% 12% 9% 7% 5% 4% 2% (83%) (57%) (38%) (22%) (29%) COGS 0 6 21 26 41 52 61 71 79 86 92 96 99 101 16 6 4 3 2 % Margin 10% 13% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 6% 6% 5% 5% Merck Royalty 0 6 16 38 61 79 95 112 126 138 148 156 162 165 22 7 3 2 1 ICI Royalty 0 0 0 0 0 0 0 1 1 2 2 3 3 4 4 4 4 4 3 Gross Profit $1 $45 $121 $302 $470 $593 $705 $823 $923 $1,009 $1,075 $1,129 $1,171 $1,190 $202 $87 $54 $42 $30 % Margin 80% 77% 83% 82% 82% 82% 82% 82% 82% 82% 82% 82% 82% 83% 83% 83% 83% 83% R&D % Margin n/m 81 130% 73 45% 71 21% 77 11% 62 6% 41 3% 26 2% 18 1% 17 1% 17 1% 17 1% 15 1% 14 1% 13 5% 12 10% 10 14% 9 15% 8 18% 6 S&M 62 127 162 187 195 221 237 252 238 213 213 217 219 219 34 13 6 4 2 % Margin n/m 227% 103% 51% 34% 31% 28% 25% 21% 17% 16% 16% 15% 15% 14% 12% 10% 8% 6% U.S. G&A 28 39 40 42 44 45 46 47 48 49 50 51 52 28 28 28 28 28 28 % Margin n/m 69% 25% 11% 8% 6% 5% 5% 4% 4% 4% 4% 4% 2% 11% 27% 43% 55% 78% Switzerland G&A 0 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 3 % Margin 0% 4% 1% 1% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 3% 4% 5% 8% Sunovion Co-Promote 0 0 0 16 31 39 48 22 0 0 0 0 0 0 0 0 0 0 0 % Margin 0% 0% 0% 4% 5% 5% 6% 2% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% Operating Income (EBIT) ($170) ($195) ($154) ($22) $136 $245 $346 $480 $618 $728 $793 $843 $883 $927 $126 $34 $8 ($0) ($10) % Margin NA NA NA NA 24% 34% 40% 48% 55% 59% 60% 61% 62% 64% 52% 32% 12% NA NA (-) Switzerland Taxes 0 0 0 0 (5) (9) (13) (18) (24) (28) (31) (33) (34) (36) (5) (1) (0) 0 0 % Switzerland Statutory Tax Rate 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% 13% (-) U.S. Taxes 0 0 0 0 (19) (36) (49) (67) (90) (106) (116) (123) (129) (135) (18) (5) (1) 0 0 % U.S. Statutory Tax Rate 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% 21% Depreciation 0 0 1 3 5 6 7 8 9 10 11 11 11 12 2 1 1 0 0 % Margin 52% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% CapEx (1) (0) (1) (3) (5) (6) (7) (8) (9) (10) (11) (11) (11) (12) (2) (1) (1) (0) (0) % Margin (149%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) (1%) â^† in NWC (0) (3) (5) (10) (10) (8) (7) (7) (6) (5) (4) (3) (3) (1) 61 7 2 1 1 % of â^† in Sales 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% (+) Merck Reg. Milestone Amort. 0 1 1 1 1 1 1 1 1 1 1 1 1 1 0 0 0 0 0 (+) ICI Reg. Milestone Amort. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (+) Merck Sales Milestone Amort. 0 0 1 3 6 2 11 19 6 6 6 6 6 6 0 0 0 0 0 (-) ICI Sales Milestone Payment 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (-) ICI Reg. Milestone Payment 0 0 0 (1) 0 0 (2) 0 0 0 0 0 0 0 0 0 0 0 0 Unlevered FCF ($170) ($197) ($158) ($30) $109 $196 $288 $408 $506 $596 $650 $692 $725 $762 $164 $35 $8 $0 ($9) % Margin n/m n/m n/m n/m 19% 27% 33% 41% 45% 48% 49% 50% 51% 52% 67% 33% 13% 1% n/m EBITDA ($170) ($195) ($153) ($19) $141 $251 $353 $488 $627 $738 $804 $855 $895 $939 $128 $34 $8 $0 ($9) % Margin n/m n/m n/m n/m 25% 35% 41% 49% 56% 60% 61% 62% 62% 64% 52% 33% 13% 0% n/m PV of PV of Terminal Value (TV) Equity Value Per Share With Discount Enterprise Value with TGR of: PV of Equity Value With TGR of: Rate Cash With TGR of: Net Debt NOLs TGR of: Flows (30%) (20%) (10%) (30%) (20%) (10%) (30%) (20%) (10%) (30%) (20%) (10%) 8.5% $2,036 ($4) ($6) ($10) $1,991 $1,989 $1,985 $189 $41 $2,222 $2,220 $2,215 $23.74 $23.72 $23.68 10.0% 1,760 (3) (4) (7) = 1,719 1,717 1,714 + 189 + 38 = 1,946 1,945 1,942 20.84 20.82 20.79 11.5% 1,522 (2) (3) (5) 1,485 1,484 1,481 189 35 1,709 1,708 1,706 18.34 18.33 18.30 Source: Beta Management Forecast as of November 2020. 28 Note: Fiscal year ends March 31st.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Recent Biotech Follow-on Discounts: Market Caps between $100mm – $500mm ($ in millions) Pricing Date Issuer Deal Value Market Cap % of Mkt Cap File-to Offer Discount to Last Offer-to 1 Day Offer-to 1 Week Offer-to Current 10/22/20 Milestone Pharmaceuticals $52 $173 30.1% (25.0%) (25.0%) 14.3% —- 14.3% 10/21/20 Aptinyx 48 183 26.2% (30.2%) (23.1%) 6.0% —- 4.2% 10/20/20 BELLUS Health 40 140 28.6% (3.0%) (3.0%) 6.7% —- 8.9% 10/01/20 LogicBio Therapeutics 48 215 22.4% (33.9%) (33.9%) 3.3% 20.7% (6.0%) 09/30/20 Cardiff Oncology 88 332 26.5% (3.6%) (3.6%) 5.1% (4.7%) 5.4% 09/17/20 Humanigen 78 438 17.8% (14.1%) (18.3%) 13.5% 9.4% 52.4% 09/17/20 NuCana 81 176 46.1% (20.9%) (20.9%) 1.8% 8.9% 24.2% 09/16/20 89Bio 92 492 18.7% (23.8%) (4.1%) (11.1%) (13.1%) (12.8%) 09/16/20 Strongbridge Biopharma 26 152 17.1% (19.6%) (19.6%) (0.9%) (4.0%) (6.7%) 09/11/20 Spero Therapeutics 80 235 34.0% (21.9%) (10.1%) (0.9%) 0.0% 40.2% 09/01/20 Zosano Pharma 21 112 18.8% (19.9%) (19.6%) 17.2% 4.2% (66.7%) 08/27/20 Odonate Therapeutics 92 477 19.3% (18.3%) (4.0%) 25.5% 5.5% 15.9% 08/25/20 Ovid Therapeutics 50 364 13.8% 25.6% 25.6% (20.8%) (28.3%) (33.3%) 08/13/20 Equillium 38 156 24.4% (20.6%) (20.6%) 3.4% (2.3%) (16.6%) 08/04/20 Immunic 104 291 35.8% (18.2%) (7.4%) 0.2% 8.4% (5.4%) 07/30/20 Spectrum Pharmaceuticals 75 452 16.6% (22.7%) (22.7%) 3.3% 20.0% 13.3% 07/28/20 TCR2 Therapeutics 143 392 36.5% (5.4%) (4.8%) 16.0% 2.7% 34.8% 07/28/20 ESSA Pharma 49 130 37.8% (3.9%) (3.7%) 13.3% 12.5% 1.7% 07/22/20 CASI Pharmaceuticals 44 225 19.6% (14.8%) (14.8%) 0.0% 4.7% (6.8%) 07/16/20 Atreca 125 410 30.5% (13.1%) (13.1%) (6.9%) (6.1%) (9.3%) 07/16/20 INmune Bio 25 141 17.7% (23.4%) (23.4%) 7.3% 27.7% (17.6%) 07/15/20 Aptose Biosciences 55 477 11.5% (16.1%) (16.1%) 2.7% 1.9% (2.9%) 07/13/20 Osmotica Pharmaceuticals 33 455 7.3% (15.2%) (15.2%) (6.0%) (5.2%) (9.3%) 07/09/20 Otonomy 69 110 62.8% (8.7%) (8.7%) 18.5% 31.4% 16.6% 07/07/20 89Bio 84 456 18.4% (0.4%) (16.8%) 12.6% 13.2% (11.2%) 07/01/20 Chiasma 80 227 35.2% (25.7%) (25.7%) 16.3% 16.5% (3.0%) 06/29/20 Liquidia Technologies 75 303 24.8% (25.0%) (25.0%) 5.3% (1.5%) (43.2%) 06/25/20 Xeris Pharmaceuticals 23 102 22.5% (48.8%) 0.0% (7.7%) 2.6% 104.4% 06/24/20 Evelo Biosciences 52 130 40.1% (6.5%) (6.5%) 30.7% 32.0% 28.3% 06/24/20 Magenta Therapeutics 69 383 18.0% (17.3%) (17.3%) 3.9% (5.3%) (11.9%) 30 Transactions 75th Percentile: $80 $406 33.1% (9.8%) (5.2%) 13.5% 12.9% 15.5% Mean: 65 278 26.0% (16.5%) (13.4%) 5.7% 5.6% 3.4% Median: 62 231 23.4% (18.2%) (15.6%) 4.5% 4.2% (2.9%) 25th Percentile: 45 153 18.1% (23.2%) (20.8%) 0.1% (3.2%) (10.7%) Source: FactSet. 29 Note: Includes recent biotech follow-ons for companies with market caps of $100-500mm.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Special Committee Case Summary P&L Forecast – US OAB Probability Adjusted ($ in millions) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E 2038E Gross OAB Revenue 1 75 280 726 923 1,203 1,397 1,554 1,659 1,741 1,775 1,828 1,865 1,883 283 99 44 24 13 % Growth n/m 275% 159% 27% 30% 16% 11% 7% 5% 2% 3% 2% 1% (85%) (65%) (55%) (45%) (45%) Net Revenue $1 $56 $158 $361 $459 $598 $695 $773 $825 $866 $883 $909 $927 $936 $140 $49 $22 $12 $7 % Growth n/m 183% 129% 27% 30% 16% 11% 7% 5% 2% 3% 2% 1% (85%) (65%) (55%) (45%) (45%) COGS 0 6 21 26 33 43 49 55 59 62 63 65 66 67 10 4 2 1 0 % Margin 0% 10% 13% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% Merck Royalty 0 6 16 37 48 65 76 86 93 99 101 105 107 108 14 5 2 1 1 Gross Profit $1 $45 $121 $298 $378 $491 $569 $631 $673 $706 $719 $740 $754 $762 $116 $41 $18 $10 $6 % Margin 90% 80% 77% 83% 82% 82% 82% 82% 82% 81% 81% 81% 81% 81% 83% 83% 83% 83% 83% R&D 64 54 41 42 42 32 23 14 14 14 14 13 12 11 10 9 8 7 5 % Margin n/m 97% 26% 12% 9% 5% 3% 2% 2% 2% 2% 1% 1% 1% 7% 18% 34% 54% 81% S&M 62 127 162 177 185 219 228 222 203 177 133 137 140 142 21 7 3 2 1 % Margin n/m 227% 103% 49% 40% 37% 33% 29% 25% 20% 15% 15% 15% 15% 15% 15% 15% 15% 15% Co-Promote 0 0 0 15 24 32 39 38 0 0 0 0 0 0 0 0 0 0 0 % Margin 0% 0% 0% 4% 5% 5% 6% 5% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% EBIT ($126) ($136) ($82) $64 $127 $208 $279 $356 $456 $515 $572 $590 $602 $609 $85 $25 $7 $2 ($1) % Margin n/m n/m n/m 18% 28% 35% 40% 46% 55% 59% 65% 65% 65% 65% 61% 50% 33% 14% n/m D&A 0 0 1 3 4 5 6 6 7 7 7 7 7 7 1 0 0 0 0 % Margin 52% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% EBITDA ($126) ($136) ($81) $67 $131 $213 $285 $363 $462 $522 $579 $597 $610 $616 $86 $25 $8 $2 ($1) % Margin n/m n/m n/m 18% 29% 36% 41% 47% 56% 60% 66% 66% 66% 66% 62% 51% 34% 15% n/m Memo: Cumulative PoS: 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% Merck Reg. Milestone Amort. 0 1 1 1 1 1 1 1 1 1 1 1 1 1 0 0 0 0 0 Merck Sales Milestone Amort. 0 0 1 3 1 1 10 3 3 3 3 3 3 3 0 0 0 0 0 Source: Beta Special Committee Forecast as of November 2020. 30 Note: Fiscal year ends March 31st.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Special Committee Case Summary P&L Forecast – US BPH Probability Adjusted ($ in millions) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E 2038E Gross BPH Revenue 0 0 0 7 25 46 68 88 100 106 112 121 129 136 20 7 3 2 1 % Growth n/m n/m n/m 253% 81% 48% 29% 14% 6% 6% 8% 7% 6% (85%) (65%) (55%) (45%) (45%) Net Revenue $0 $0 $0 $4 $13 $23 $34 $44 $50 $53 $56 $60 $64 $68 $10 $4 $2 $1 $0 % Growth n/m n/m n/m 252% 81% 48% 29% 14% 6% 6% 8% 7% 6% (85%) (65%) (55%) (45%) (45%) COGS 0 0 0 0 1 2 2 3 4 4 4 4 5 5 1 0 0 0 0 % Margin n/m n/m n/m 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% 7% Merck Royalty 0 0 0 0 1 2 3 4 4 5 5 6 6 6 1 0 0 0 0 Gross Profit $0 $0 $0 $3 $11 $19 $28 $37 $42 $44 $47 $50 $54 $57 $9 $3 $1 $1 $0 % Margin n/m n/m n/m 85% 85% 84% 84% 84% 84% 84% 84% 84% 84% 84% 85% 85% 85% 85% 85% R&D 4 3 2 2 2 2 1 1 1 1 1 1 1 1 0 0 0 0 0 % Margin n/m n/m n/m 59% 16% 7% 3% 2% 1% 1% 1% 1% 1% 1% 5% 12% 24% 37% 56% S&M 0 0 0 9 9 11 11 11 10 9 7 7 7 7 1 0 0 0 0 % Margin n/m n/m n/m 248% 73% 48% 34% 25% 20% 17% 12% 11% 11% 10% 10% 10% 10% 10% 10% Co-Promote 0 0 0 1 1 2 2 2 0 0 0 0 0 0 0 0 0 0 0 % Margin n/m n/m n/m 21% 10% 7% 6% 4% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% EBIT ($4) ($3) ($2) ($9) ($2) $5 $14 $23 $31 $35 $39 $43 $46 $49 $7 $2 $1 $0 $0 % Margin n/m n/m n/m n/m n/m 22% 41% 53% 62% 66% 71% 71% 72% 72% 70% 62% 51% 38% 19% D&A 0 0 0 0 0 0 0 0 0 0 0 0 1 1 0 0 0 0 0 % Margin n/m n/m n/m 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% EBITDA ($4) ($3) ($2) ($9) ($2) $5 $14 $23 $31 $35 $40 $43 $47 $50 $7 $2 $1 $0 $0 % Margin n/m n/m n/m n/m n/m 23% 42% 53% 63% 67% 72% 72% 73% 73% 71% 63% 52% 39% 20% Memo: Cumulative PoS: 100% 100% 100% 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% 80% Merck Sales Milestone Amort. 0 0 0 0 0 0 0 1 0 0 0 0 0 0 0 0 0 0 0 Source: Beta Special Committee Forecast as of November 2020. 31 Note: Fiscal year ends March 31st.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Summary P&L Forecast – US IBS Probability Adjusted ($ in millions) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E 2038E Gross IBS Revenue 0 0 0 0 0 0 7 35 66 101 139 182 221 234 35 12 6 3 2 % Growth n/m n/m n/m n/m n/m n/m 412% 90% 53% 38% 31% 21% 6% (85%) (65%) (55%) (45%) (45%) Net Revenue $0 $0 $0 $0 $0 $0 $4 $21 $40 $60 $84 $109 $132 $140 $21 $7 $3 $2 $1 % Growth n/m n/m n/m n/m n/m n/m 412% 90% 53% 38% 31% 21% 6% (85%) (65%) (55%) (45%) (45%) COGS 0 0 0 0 0 0 0 1 2 3 4 6 7 7 1 0 0 0 0 % Margin n/m n/m n/m n/m n/m n/m 6% 6% 6% 5% 5% 5% 5% 5% 5% 5% 5% 5% 5% Merck Royalty 0 0 0 0 0 0 0 2 4 7 10 13 15 16 2 1 0 0 0 Gross Profit $0 $0 $0 $0 $0 $0 $3 $17 $33 $50 $70 $91 $110 $116 $18 $6 $3 $2 $1 % Margin n/m n/m n/m n/m n/m n/m 83% 83% 83% 83% 83% 83% 83% 83% 85% 85% 85% 85% 85% R&D 4 7 19 17 6 2 1 3 1 1 1 1 1 1 1 1 1 0 0 % Margin n/m n/m n/m n/m n/m n/m 31% 13% 3% 2% 1% 1% 1% 1% 3% 8% 16% 25% 38% S&M 0 0 0 0 0 1 7 25 27 29 30 28 27 25 4 1 1 0 0 % Margin n/m n/m n/m n/m n/m n/m 173% 120% 68% 48% 36% 26% 20% 18% 18% 18% 18% 18% 18% Co-Promote 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 % Margin n/m n/m n/m n/m n/m n/m 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% EBIT ($4) ($7) ($19) ($17) ($7) ($3) ($5) ($10) $5 $20 $39 $62 $82 $90 $13 $4 $2 $1 $0 % Margin n/m n/m n/m n/m n/m n/m n/m n/m 12% 34% 46% 56% 62% 64% 63% 58% 50% 41% 28% D&A 0 0 0 0 0 0 0 0 0 0 1 1 1 1 0 0 0 0 0 % Margin n/m n/m n/m n/m n/m n/m 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% EBITDA ($4) ($7) ($19) ($17) ($7) ($3) ($5) ($10) $5 $21 $39 $63 $83 $92 $13 $4 $2 $1 $0 % Margin n/m n/m n/m n/m n/m n/m n/m n/m 13% 34% 47% 57% 63% 65% 64% 59% 51% 42% 29% Memo: Cumulative PoS: 100% 44% 44% 31% 31% 24% 20% 20% 20% 20% 20% 20% 20% 20% 20% 20% 20% 20% 20% Merck Sales Milestone Amort. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Source: Beta Special Committee Forecast as of November 2020. 32 Note: Fiscal year ends March 31st.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Summary P&L Forecast – US 902 Probability Adjusted ($ in millions) 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E 2038E Gross 902 Revenue 0 0 0 0 0 0 0 8 18 22 24 26 28 29 29 30 31 32 26 % Growth n/m n/m n/m n/m n/m n/m n/m 122% 21% 10% 8% 5% 3% 3% 3% 3% 3% (20%) Net Revenue $0 $0 $0 $0 $0 $0 $0 $8 $18 $22 $24 $26 $28 $29 $29 $30 $31 $32 $26 % Growth n/m n/m n/m n/m n/m n/m n/m 122% 21% 10% 8% 5% 3% 3% 3% 3% 3% (20%) COGS 0 0 0 0 0 0 0 0 1 1 1 1 1 1 1 1 1 1 1 % Margin n/m n/m n/m n/m n/m n/m n/m 4% 4% 4% 4% 4% 4% 4% 4% 4% 4% 4% 4% ICI Royalty 0 0 0 0 0 0 0 1 1 2 2 3 3 4 4 4 4 4 3 Gross Profit $0 $0 $0 $0 $0 $0 ($0) $7 $17 $20 $21 $23 $23 $23 $24 $25 $26 $27 $21 % Margin n/m n/m n/m n/m n/m n/m n/m 90% 91% 89% 87% 86% 84% 82% 82% 82% 82% 83% 83% R&D 8 8 9 16 12 5 1 1 1 1 1 1 1 1 1 0 0 0 0 % Margin n/m n/m n/m n/m n/m n/m n/m 9% 4% 3% 3% 3% 2% 2% 2% 2% 1% 1% 1% S&M 0 0 0 0 0 0 1 2 3 3 3 3 3 2 2 2 1 1 1 % Margin n/m n/m n/m n/m n/m n/m n/m 27% 18% 15% 14% 13% 11% 6% 6% 5% 4% 4% 3% G&A (2) (2) (3) (5) (4) (1) (1) 1 4 5 5 5 6 6 7 7 7 8 6 % Margin n/m n/m n/m n/m n/m n/m n/m 15% 20% 21% 21% 21% 21% 22% 22% 22% 23% 23% 24% EBIT ($8) ($8) ($9) ($16) ($12) ($5) ($2) $4 $12 $16 $17 $19 $20 $21 $22 $23 $24 $25 $20 % Margin n/m n/m n/m n/m n/m n/m n/m 53% 68% 71% 71% 70% 70% 73% 74% 76% 76% 78% 79% D&A 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 % Margin n/m n/m n/m n/m n/m n/m n/m 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% EBITDA ($8) ($8) ($9) ($16) ($12) ($5) ($2) $4 $13 $16 $17 $19 $20 $21 $22 $23 $24 $25 $20 % Margin n/m n/m n/m n/m n/m n/m n/m 54% 69% 71% 71% 71% 71% 74% 75% 76% 77% 79% 80% Memo: Cumulative PoS: 100% 100% 27% 27% 20% 20% 15% 15% 15% 15% 15% 15% 15% 15% 15% 15% 15% 15% 15% ICI Regulatory Milestone Amort. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Source: Beta Special Committee Forecast as of November 2020. 33 Note: Fiscal year ends March 31st.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Pre-Commercial Biopharma Premia Analysis – Since 2018 ($ in billions) Lead Product(s) Premia1 Transaction 2 Ann. Date Acquiror Target Value 2 52-Week Nam cation Stage of Development Unaffected 30-Day High 5-Oct-20 $2.8 Acora TTR Phase III 41% 79% 12% 19-Aug-20 6.3 Nipocalimab wAIHA, HDFN, MG Phase III 70% 54% 34% 3 17-Aug-20 Rilzabrutini Pemphigus Phase III 35% 59% 35% 2-Mar-20 4 Magrolima S, AML, DLBCL Phase Ib 96% 146% 92% 9-Dec-19 2.3 THOR-707 Solid Tumors Phase III 172% 368% 172% 9-Dec-19 ARQ 531 l Malignancies Phase II 107% 150% 68% 3-Dec-19 2.6 AT132 X-Linked Myotubular Myopathy Filing 110% 106% 46% 5 24-Nov-19 9.3 Inclisira SCVD / FH Filed 45% 49% 45% 16-Oct-19 Danicopan (AC PNH Phase II 73% 60% 31% 10-Oct-19 2.3 Zilucopla / IMNM / ALS Phase III 112% 91% 33% 16-Sep-19 Eptinezumab Migraine Filed 79% 89% (1%) 4-Mar-19 0.7 NSR-REP1 oroideremia (CHM) Phase III 68% 98% (8%) 8 25-Feb-19 1.1 Palovarotene FOP / MO Filed 67% 82% 28% 25-Feb-19 SPK-801 Hem A Phase III 122% 170% 24% 18-Oct-18 Lu-PSMA-6 MA+ mCRPC Phase III 54% 37% 20% Pancreatic, NSCLC, RCC, Other 10-May-18 5 AM0010 Phase III 68% 45% (8%) Solid Tumors 11-Apr-18 8 WTX101 Wilson Disease Phase III 70% 59% 54% 9-Apr-18 0 AVXS-101 SMA Type 1 BLA-ready 88% 65% 59% 31-Jan-18 Tucatinib HER2+ Breast Cancer Phase II 69% 170% 69% 6 29-Jan-18 Caplacizu aTTP Filed 112% 135% 112% 7 22-Jan-18 9.7 JCAR017 Various blood cancers Phase II 91% 95% 38% 9 5-Jan-18 0.6 Cx601 Crohn’s disease Filed 81% 91% 69% = Acquiror previously had material stake in target 75th Percentile: 104% 128% 66% Mean: 83% 105% 47% Median: 76% 90% 37% Source: Company filings, EvaluatePharma and FactSet. 25th Percentile: 68% 59% 25% Notes: Based on pre-commercial public biopharma transactions over $500m in transaction value. 1 Based on total transaction value. Premia calculations exclude CVRs which are present in Alexion/Achillion, Lundbeck/Alder, and Ipsen/Clementia. 2 Premium to 1-day unaffected price. 3 Sanofi/Principia statistics based on unaffected date of July 15, 2019 based on release of rumors first reported on July 16, 2019. 4 Gilead/FortySeven Company statistics based on unaffected date of February 27, 2020 based on release of rumors first reported on February 28, 2020. 5 Novartis/Medicines Company statistics based on unaffected date of November 18, 2019 based on release of rumors first reported on November 19, 2019. 6 Sanofi/Ablynx statistics based on unaffected date of January 5, 2018 based on news that Ablynx rejected a bid from Novo Nordisk released on January 8, 2018. 34 7 Celgene/Juno statistics based on unaffected date of January 16, 2018 based on release of rumors first reported on January 17, 2018. 8 An NDA for Clementia’s palovarotene for episodic flare-up treatment of fibrodysplasia ossificans progressiva was expected to be submitted to the U.S. Food and Drug Administration (FDA) in the second half of 2019.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Commercial Biopharma Premia Analysis – Since 2018 ($ in billions) Lead Product(s) Premia1 Transaction Ann. Date Acquiror Target Stage of 2 52-Week Name Indication Unaffected 30-Day Development High Dupuytren’s contracture and Peyronie’s 19-Oct-20 XIAFLEX Marketed 45% 60% 30% disease Pre-term Birth Prevention + Iron 1-Oct-20 Makena + Feraheme Marketed 46% 33% 3% Deficiency Anemia 13-Sep-20 19.9 Trodelvy Various Cancers Marketed 108% 117% 97% 31-Aug-20 Palforzia Food Allergy Approved 174% 150% (6%) 31-Aug-20 .5 TEGSEDI Hereditary ATTR Amyloidosis Marketed 59% 56% (19%) 5-May-20 4 Andexxa Haemorrhagic Conditions Marketed 132% 179% (51%) Blastic Plasmacytoid Dendritic Cell 4-May-20 5 ELZONRIS Marketed 142% 158% (35%) Neoplasm (BPDCN) QBREXZA / 10-Jan-20 8 PAH / Atopic Dermatitis Approved / Phase III 138% 168% 27% Lebrikizumab 30-Sep-19 0.8 Doptelet Chronic ITP Marketed 36% 81% 30% 17-Jun-19 11.3 Braftovi + Mektovi Metastatic Melanoma Marketed 62% 116% 62% 7-Jan-19 Vitrakvi (LOXO-101) Solid Tumors Marketed 68% 76% 24% 12-Dec-18 0.3 Trulance CIC / IBS-C Marketed 138% 126% (69%) 4 3-Dec-18 4.9 Zejula (Niraparib) Ovarian Cancer Marketed 182% 73% (15%) 22-Jan-18 3 Eloctate Hemophilia A Marketed 64% 95% 64% = Acquiror previously had material stake in target 75th Percentile: 138% 144% 30% Mean: 100% 106% 10% Median: 88% 106% 13% 25th Percentile: 60% 74% (18%) Source: Company filings, EvaluatePharma, FactSet. Notes: Based on pre-commercial public biopharma transactions over $500m in transaction value. 35 1 Based on total transaction value. Premia calculations exclude CVRs which are present in Menarini/Stemline and SOBI/Dova. 2 Premium to 1-day unaffected price. 3 Lilly/Dermira statistics based on unaffected date of December 6, 2019, due to significant price appreciation without notable news or catalysts. 4 GSK/Tesaro statistics based on unaffected date of November 15, 2018, 2019 based on release of rumors first reported on November 16, 2018.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X DCF Low: $12.80 Analysis at Various Prices DCF Median: $14.65 ($ in millions) Trading 52- Current Broker Broker Comps Week Offer Price DCF High Price Median High Median High Offer Price per Share $7.85 $12.00 $15.75 $16.25 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 % Premium to Current — 53% 101% 107% 129% 155% 180% 206% 231% 257% Transaction Statistics % Premium to 52-Week High ($15.75) (50%) (24%) — 3% 14% 27% 40% 52% 65% 78% Equity Value $289 $429 $573 $592 $659 $735 $812 $888 $965 $1,041 1 Net Debt (Cash) 161 161 161 161 161 161 161 161 161 161 Capitalization Enterprise Value $450 $590 $733 $752 $819 $896 $972 $1,049 $1,125 $1,202 Memo: Minority Share (Equity Value) $79 $117 $156 $161 $180 $201 $221 $242 $263 $284 2022E 2.8x 3.7x 4.6x 4.8x 5.2x 5.7x 6.2x 6.6x 7.1x 7.6x 2024E 1.0x 1.3x 1.6x 1.6x 1.7x 1.9x 2.1x 2.2x 2.4x 2.5x EV / Adjusted Revenue 2026E 0.6x 0.8x 1.0x 1.0x 1.1x 1.2x 1.3x 1.4x 1.5x 1.6x Multiple 2028E 0.5x 0.6x 0.8x 0.8x 0.9x 1.0x 1.0x 1.1x 1.2x 1.3x Peak Sales (Adj). 0.4x 0.5x 0.6x 0.6x 0.7x 0.8x 0.8x 0.9x 1.0x 1.0x 2022E 2.8x 3.7x 4.6x 4.8x 5.2x 5.7x 6.2x 6.6x 7.1x 7.6x 2024E 0.9x 1.2x 1.5x 1.6x 1.7x 1.9x 2.0x 2.2x 2.4x 2.5x EV / Unadjusted 2026E 0.6x 0.8x 1.0x 1.0x 1.1x 1.2x 1.3x 1.4x 1.5x 1.6x Revenue Multiple 2028E 0.4x 0.5x 0.6x 0.6x 0.7x 0.7x 0.8x 0.9x 0.9x 1.0x Peak Sales (Unadj). 0.2x 0.3x 0.4x 0.4x 0.4x 0.5x 0.5x 0.5x 0.6x 0.6x Source: Beta Special Committee Forecast as of November 2020 and FactSet. 36 Note: Market data as of November 9, 2020. Analysis does not assume financing given offer is expected ahead of financing. 1 Pro forma for 12/31/2020 transaction date.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Illustrative WACC Analysis ($ in millions) WACC Analysis Memo Bloomberg Local Barra Predicted Capital Structure Bloomberg Global Adjusted Beta Barra Predicted World Beta Adjusted Beta Local Beta Company Market Value Debt / Debt / Levered Unlevered Levered Unlevered Unlevered Unlevered Cap. Equity Beta Beta Beta Beta Beta Beta Aurinia $1,817 1% 1% 0.92 0.91 0.91 0.90 0.86 0.69 Zogenix 1,291 18% 22% 0.90 0.76 1.23 1.05 0.72 0.92 Rhythm 1,089 0% 0% 0.92 0.92 1.16 1.16 0.86 1.03 Esperion 787 0% 0% 1.04 1.04 1.30 1.30 0.99 1.14 BioCryst 744 11% 13% 0.95 0.86 1.32 1.20 0.79 1.06 Kadmon 577 1% 1% 1.16 1.15 1.26 1.25 1.03 1.11 Ardelyx 508 9% 10% 0.94 0.87 0.95 0.88 0.81 0.80 Eiger 312 9% 10% 1.53 1.42 1.65 1.53 1.34 1.34 75th Percentile: 10% 11% 1.07 1.07 1.31 1.26 1.00 1.12 Median: 5% 5% 0.94 0.92 1.25 1.18 0.86 1.04 Mean: 6% 7% 1.04 0.99 1.22 1.16 0.92 1.01 25th Percentile: 0% 0% 0.92 0.87 1.11 1.01 0.80 0.89 Beta $272 43% 77% 1.22 0.74 1.26 0.77 0.71 0.69 Sensitivity Analysis Sensitivity Range Implied Cost of Equity Implied WACC Assumptions Note: Using 0.78 Low High Low High Low High Company unlevered Unlevered Beta1 1.18 0.88 1.53 8.1% 12.7% 8.1% 12.7% beta produces a Target Debt/Capitalization 0.0% 0% 43% 10.2% 15.5% 10.2% 9.9% WACC of 7.3% Target Debt/Equity 0.0% Levering Factor2 1.00 Levered Beta 1.18 Marginal Tax Rate3 18.6% Risk-Free Rate of Return4 1.8% Equity Risk Premium5 7.2% Cost of Equity6 10.2% Sensitivity row 7 N/A assumes 43% Pre-Tax Cost of Debt 3.3% 8.4% 15.5% 15.5% 9.9% 11.7% 8 (current) target debt / WACC 10.2% capitalization Source: Company filings, Barra Beta, Bloomberg, and FactSet. Note: Market data as of November 9, 2020. 1 Unlevered Beta = Levered Beta / [1 + (1—Tax Rate)(Debt/Equity)]. 2 Levering Factor = (1 + (1 – Tax Rate) * (Target Debt/Equity)). 3 Assumes that 70% of Beta EBIT is taxed at 21% (U.S. rate) and 30% is taxed at 13.04% (Swiss rate). 4 Represents 30-year U.S. Treasury yield. 37 5 Represents large company stock total returns minus long-term government bond income returns, per Duff & Phelps, 2020 Valuation Handbook. 6 Cost of Equity = (Risk-Free Rate of Return) + (Unlevered Beta)(Equity Risk Premium). 7 Median cost of debt for comparable companies. 8 Weighted Average Cost of Capital = (After-Tax Cost of Debt)(Debt/Cap) + (Cost of Equity)(Equity/Cap).

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Global Barra Beta Evolution Analysis Global Barra Beta Evolution1 2-Year Global Barra Beta Statistics 2.00 1.95 1.75 1.60 1.65 1.60 1.50 1.54 1.50 1.30 1.38 1.44 1.25 1.36 1.37 1.24 1.31 1.23 1.00 0.97 1.13 1.12 1.12 1.05 0.75 0.97 0.93 0.89 0.79 0.80 0.81 0.50 Sep-18 Mar-19 Sep-19 Mar-20 Sep-20 Peer Median Peer Low Peer High Beta 2-Year Average Average One-Year Two-Year LTM High – LTM Low Ardelyx 1.27 1.50 Ardelyx Aurinia Biocryst Eiger Esperion Kadmon Rhythm Zogenix Beta Median Aurinia 1.08 1.08 Biocryst 1.37 1.23 Eiger 1.38 1.30 High 1.95 1.36 1.54 1.65 1.38 1.50 1.37 1.31 1.60 1.44 Esperion 1.26 1.25 Kadmon 1.23 1.30 Median 1.59 1.06 1.31 1.24 1.26 1.27 1.22 1.10 1.32 1.25 Rhythm 1.04 1.14 Zogenix 1.08 1.08 Low 0.97 0.89 0.79 1.13 1.12 1.12 0.80 0.81 1.05 0.93 Beta 1.20 1.30 Peer Summary One-Year Two-Year Current 0.95 0.91 1.32 1.65 1.30 1.26 1.16 1.23 1.26 1.25 Average 1.21 1.24 Median 1.23 1.23 Source: Barra Beta. 38 1 Beta is excluded from the peer calculations.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A P P E N D I X Explanation of Cost of Debt Analysis ($ in millions) LIBOR Compared to Floating-to-Fixed Swap Rates Company Amount Issued Maturity Fixed Rate 2.00% 3 $50 2018 2022 7.45% LIBOR Forward 1.60% Rates1 1.20% 2 Swap Rates 4 100 2019 2023 8.00% 10-Year: 0.98% 0.80% 7-Year: 0.72% 5-Year: 0.52% 0.40% 25 2016 2024 6.41%5 0.00% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Median 7.45% Average 7.29% In February 2019, Beta entered into a secured debt financing agreement with Hercules Capital for $100mm with a variable interest rate equal to the greater of: (i) 10.15% or (ii) the lesser of (x) the prime rate reported in the WSJ plus 4.65% and (y) 12.15%. This term loan facility was refinanced in connection with the Salamander credit facility being put in place. Source: Bloomberg and Company Filings. 1 Market data as of November 9, 2020. 2 Swap rates are floating to fixed rate swap on LIBOR as of November 9, 2020. 39 3 Floating per annum rate equal to 7.45% plus the one-month LIBOR. 4 Variable interest rate of LIBOR plus 8%. 5 Floating rate per annum equal to the greater of the 30-day U.S. Dollar LIBOR reported in the Wall Street Journal plus 6.41% or 6.95%

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A AP PP PE EN ND DIIX X Benchmarking Analysis: Probability of Approval by Phase Although there are many studies investigating probability of technical and regulatory success (PTRS), there is no one accepted benchmark. The chart below presents a range of calculated probabilities based on historical drug approvals from a given phase of development Gastroenterology All Drugs Phase BIO Nature Tufts BIO MIT 3 1 2 3 4 Median (2016) (2014) (2014) (2016) (2018) Phase I 15.1% 10.4% 11.8% 9.6% 13.8% 11.1% Phase II 20.0% 16.2% 19.9% 15.3% 35.1% 18.0% Phase III 55.9% 50.0% 56.0% 49.6% 59.0% 53.0% NDA 86.0% 83.2% 90.4% 85.3%—85.3% Filing 1 Nature Reviews: Hay, M. and Thomas, Craighead, L., et al. Clinical Development Success Rates for Investigational Drugs, 2014. 40 2 Tufts: DiMasi, J. et al., Innovation in the Pharmaceutical Industry: New Estimates of R&D Costs, 2014. 3 BIO, BioMedTracker, Amplion: Clinical Development Success Rates 2006-2015, 2016. 4 MIT: Wong, C. et al., Estimation of Clinical Trial Success Rates and Related Parameters, January 2018.

DRAFT PRELIMINARY & ILLUSTRATIVE P R O J E C T S A L A M A N D E R A AP PP PE EN ND DIIX X Benchmarking Analysis: LOE Curve ($ in millions) The chart below presents the average year-over-year U.S. revenue decline for Vesicare and Detrol LA with LOEs of 2019 and 2014, respectively U.S. Revenue Year-over-Year % Change LOE-2 LOE-1 LOE LOE+1 LOE+2 LOE+3 LOE+4 LOE+5 Vesicare (24%) (8%) (86%) (49%) (37%) (19%) (14%) (7%) Detrol LA (13%) (23%) (86%) (83%) (74%) (76%) (100%) N/A Average (18%) (15%) (86%) (66%) (56%) (47%) (57%) (7%) U.S. Revenue LOE-2 LOE-1 LOE LOE+1 LOE+2 LOE+3 LOE+4 LOE+5 Vesicare $373 $343 $50 $25 $16 $13 $11 $11 Detrol LA 486 375 54 9 2 1 0 0 Source: EvaluatePharma. 41